EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of ChoiceOne Financial Services, Inc., does hereby appoint JAE M. MAXFIELD, LINDA R. PITSCH and THOMAS L. LAMPEN, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of ChoiceOne Financial Services, Inc., one or more Form S-3 Registration Statements of ChoiceOne Financial Services, Inc., with respect to the issuance of shares of its Common Stock to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2000	/s/ Jae M. Maxfield Jae M. Maxfield

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of ChoiceOne Financial Services, Inc., does hereby appoint JAE M. MAXFIELD, LINDA R. PITSCH and THOMAS L. LAMPEN, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of ChoiceOne Financial Services, Inc., one or more Form S-3 Registration Statements of ChoiceOne Financial Services, Inc., with respect to the issuance of shares of its Common Stock to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2000	/s/ Frank G. Berris Frank G. Berris

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of ChoiceOne Financial Services, Inc., does hereby appoint JAE M. MAXFIELD, LINDA R. PITSCH and THOMAS L. LAMPEN, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of ChoiceOne Financial Services, Inc., one or more Form S-3 Registration Statements of ChoiceOne Financial Services, Inc., with respect to the issuance of shares of its Common Stock to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2000	/s/ Lawrence D. Bradford Lawrence D. Bradford

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of ChoiceOne Financial Services, Inc., does hereby appoint JAE M. MAXFIELD, LINDA R. PITSCH and THOMAS L. LAMPEN, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of ChoiceOne Financial Services, Inc., one or more Form S-3 Registration Statements of ChoiceOne Financial Services, Inc., with respect to the issuance of shares of its Common Stock to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2000	/s/ William F. Cutler, Jr. William F. Cutler, Jr.

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of ChoiceOne Financial Services, Inc., does hereby appoint JAE M. MAXFIELD, LINDA R. PITSCH and THOMAS L. LAMPEN, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of ChoiceOne Financial Services, Inc., one or more Form S-3 Registration Statements of ChoiceOne Financial Services, Inc., with respect to the issuance of shares of its Common Stock to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2000	/s/ Lewis G. Emmons Lewis G. Emmons

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of ChoiceOne Financial Services, Inc., does hereby appoint JAE M. MAXFIELD, LINDA R. PITSCH and THOMAS L. LAMPEN, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of ChoiceOne Financial Services, Inc., one or more Form S-3 Registration Statements of ChoiceOne Financial Services, Inc., with respect to the issuance of shares of its Common Stock to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2000	/s/ Stuart Goodfellow Stuart Goodfellow

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of ChoiceOne Financial Services, Inc., does hereby appoint JAE M. MAXFIELD, LINDA R. PITSCH and THOMAS L. LAMPEN, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of ChoiceOne Financial Services, Inc., one or more Form S-3 Registration Statements of ChoiceOne Financial Services, Inc., with respect to the issuance of shares of its Common Stock to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 18, 2000	/s/ Paul Johnson Paul Johnson

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of ChoiceOne Financial Services, Inc., does hereby appoint JAE M. MAXFIELD, LINDA R. PITSCH and THOMAS L. LAMPEN, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of ChoiceOne Financial Services, Inc., one or more Form S-3 Registration Statements of ChoiceOne Financial Services, Inc., with respect to the issuance of shares of its Common Stock to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2000	/s/ Jon E. Pike Jon E. Pike

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of ChoiceOne Financial Services, Inc., does hereby appoint JAE M. MAXFIELD, LINDA R. PITSCH and THOMAS L. LAMPEN, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of ChoiceOne Financial Services, Inc., one or more Form S-3 Registration Statements of ChoiceOne Financial Services, Inc., with respect to the issuance of shares of its Common Stock to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2000	/s/ Linda R. Pitsch Linda R. Pitsch

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of ChoiceOne Financial Services, Inc., does hereby appoint JAE M. MAXFIELD, LINDA R. PITSCH and THOMAS L. LAMPEN, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of ChoiceOne Financial Services, Inc., one or more Form S-3 Registration Statements of ChoiceOne Financial Services, Inc., with respect to the issuance of shares of its Common Stock to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2000	/s/ Andrew W. Zamiara Andrew W. Zamiara

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer of ChoiceOne Financial Services, Inc., does hereby appoint JAE M. MAXFIELD, LINDA R. PITSCH and THOMAS L. LAMPEN, or any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as director or officer of ChoiceOne Financial Services, Inc., one or more Form S-3 Registration Statements of ChoiceOne Financial Services, Inc., with respect to the issuance of shares of its Common Stock to be offered in connection with its Dividend Reinvestment Plan, and any and all amendments to such Registration Statements, and to file it or them with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: Augut 16, 2000	/s/ Thomas L. Lampen Thomas L. Lampen